THE CHASE INTERMEDIATE TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date            Issue
07/25/00        Viacom, Inc. (VIA) 7.875% due 07/30/2030
		Mdy Baa1/S&P BBB+


Shares          Price           Amount
500,000,000     $99.978         500,000


					% of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue        Chase Funds
 N/A       0.875%       0.10000%        0.10000%


     Broker
Salomon Smith Barney, Inc.

Underwriters of Viacom, Inc. (VIA) 7.875% due 07/30/2030
Mdy Baa1/S&P BBB+

Underwriters                               Number of Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.     200,000,000
Salomon Smith Barney, Inc.                      200,000,000
Banc of America Securities LLC                   27,500,000
Chase Securities, Inc.                           27,500,000
Deutsche Bank Securities, Inc.                   27,500,000
BNY Capital Markets, Inc.                         8,750,000
FleetBoston Robertson Stephens, Inc.              8,750,000
	Total                                   500,000,000


THE CHASE INTERMEDIATE TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date            Issue
09/12/00        FleetBoston Financial Corp. (FBF) 7.25%
		due 09/15/2005 Mdy A2/S&P A


Shares          Price           Amount
1,500,000,000   $99.884         475,000


					% of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue        Chase Funds
 N/A      0.350%        0.03167%        0.03167%


     Broker
Salomon Smith Barney, Inc.

Underwriters of FleetBoston Financial Corp. (FBF) 7.25% due 09/15/2005 Mdy A2/S&P A


Underwriters                               Number of Shares
Chase Securities, Inc.                          600,000,000
Salomon Smith Barney, Inc.                      600,000,000
Banc of America Securities LLC                   54,000,000
Bank One Capital Markets, Inc.                   54,000,000
Credit Suisse First Boston Corp.                 54,000,000
Fleet Securities, Inc.                           54,000,000
J.P. Morgan Securities, Inc.                     54,000,000
Blaylock & Partners, LP                           7,500,000
Muriel Siebert & Co., Inc.                        7,500,000
Utendahl Capital Partners, LP                     7,500,000
Williams Capital Group, LP                        7,500,000
	Total                                 1,500,000,000

THE CHASE INTERMEDIATE TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date            Issue
09/12/00        Conagra Foods, Inc. (CAG) 7.875%
		due 09/15/2010 Mdy Baa1/S&P BBB+


Shares          Price           Amount
750,000,000     $99.674         500,000


					% of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue        Chase Funds
 N/A      0.650%        0.06667%        0.06667%



     Broker
Merrill Lynch, Pierce, Fenner & Smith, Inc.

Underwriters of Conagra Foods, Inc. (CAG) 7.875% due 09/15/2010 Mdy Baa1/S&P BBB+

Underwriters                               Number of Shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.     221,250,000
Chase Securities, Inc.                          187,500,000
Salomon Smith Barney, Inc.                      187,500,000
Banc of America Securities LLC                   26,250,000
Bank One Capital Markets, Inc.                   26,250,000
J.P. Morgan Securities, Inc.                     26,250,000
ABN AMRO, Inc.                                    9,375,000
Deutsche Bank Securities, Inc.                    9,375,000
HSBC Securities (USA), Inc.                       9,375,000
Paribas Corp.                                     9,375,000
RBC Dominion Securities Corp.                     9,375,000
Scotia Capital (USA), Inc.                        9,375,000
TD Securities (USA), Inc.                         9,375,000
Wachovia Securities, Inc.                         9,375,000
	Total                                   750,000,000